EXHIBIT 10.11

                AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

     This Amendment No. 1 to Securities Purchase Agreement, dated as of August 21, 2002, shall serve to amend the Securities Purchase Agreement (the "Agreement"), dated as of May 15, 2002, by and among Torbay Holdings, Inc., a Delaware corporation with its headquarters located at 4 Mulford Place, Suite 2G, Hempstead, New York 11550, and each of the Buyers set forth in the Agreement.

     1. The undersigned parties hereby agree to amend Section 4(l) of the Agreement to provide that the Buyers will fund $55,000 of the subsequent investment referred to in that section on the date hereof, with the remaining $195,000 to be funded within five (5) business days following the Effective Date of the Registration Statement (as defined in the Agreement).

2. The undersigned hereby acknowledge that, subsequent to the date of the Agreement, AJW/New Millennium Offshore, Ltd. changed its name to AJW Offshore, Ltd. and Pegasus Capital Partners, LLC changed its name to AJW Qualified Partners, LLC.

3. All other provisions of the Agreement shall remain in full force and effect.



                            [Signature Page Follows]

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ACCEPTED AND AGREED:

TORBAY HOLDINGS, INC.


By:  /s/ William Thomas Large
    _____________________________________
     William Thomas Large
     President and Chief Executive Officer

AJW PARTNERS, LLC
By: SMS Group, LLC


By:  /s/ Corey Ribotsky
    _____________________________________
     Corey S. Ribotsky
     Manager

AJW OFFSHORE, LTD.
By:  First Street Manager II, LLC


By:  /s/ Corey Ribotsky
     ______________________
     Corey S. Ribotsky
     Manager

AJW QUALIFIED PARTNERS, LLC
By:  AJW Manager, LLC


By:  /s/ Corey Ribotsky
    ____________________
     Corey S. Ribotsky
     Manager


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